UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




   Date of report (Date of earliest event reported):  July 16, 2002





                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD          20814
---------------------------------------------        ----------
(Address of principal executive office)              (Zip Code)




   Registrant's telephone number, including area code:  301/941-1500




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)










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ITEM 9.  REGULATION FD DISCLOSURE

     LaSalle Hotel Properties (NYSE: LHO) will conduct its quarterly conference call on Tuesday, July 23, 2002, at 10:00 a.m. ET.

     LaSalle Hotel Properties' management will discuss the Company's second quarter results and its outlook for the third and fourth quarter of 2002. To participate in the conference call, please follow the steps listed below:

     1. Reserve a line for the conference call with Susan Wojciechowski by Monday, July 22, at 301-941-1504;

     2. On Tuesday, July 23, 2002, dial (719) 457-2629 approximately ten minutes before the call begins (9:50 a.m. ET);

     3. Tell the operator that you are calling for LaSalle Hotel Properties' Second Quarter 2002 Earnings Conference Call;

     4. State your full name and company affiliation and you will be connected to the call.

     A replay of the conference call will be available by telephone from 5:00 p.m. ET, Tuesday, July 23rd until 12:00, midnight ET, Friday,
July 26th. To access the recording, dial (719) 457-0820 and request reservation number 393512.

For additional information on LaSalle Hotel Properties, please visit our web site at www.lasallehotels.com



     NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.
































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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            LASALLE HOTEL PROPERTIES



Dated: July 16, 2002        By:   /s/ HANS S. WEGER
                                  -----------------------------------
                                  Hans S. Weger
                                  Executive Vice President, Treasurer
                                  and Chief Financial Officer



















































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